SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 30, 2005
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing
Agreement, dated as of March 1, 2005, providing for the issuance of the First Horizon
Alternative Mortgage Securities Trust 2005-FA3, Mortgage Pass-Through Certificates, Series 2005-FA3).

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-119657	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DAL:551567.1

Item 8.01.  Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-119657) filed with the Securities and Exchange Commission (the “Commission”) on October 20, 2004 (the “Registration Statement”), pursuant to which the Registrant registered $10,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on March 28, 2005, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2005-FA3 (the “Offered Securities”).

Pursuant to a Mortgage Loan Purchase Agreement dated as of March 30, 2005 (“MLPA”), by and between First Horizon Home Loan Corporation (“FHHLC”) and First Horizon Asset Securities Inc. (“FHASI”), FHHLC sold a pool of fixed rate, fully amortizing, one-to four-family residential, first lien mortgage loans (the “Mortgage Loans”) to FHASI. A copy of the MLPA is filed herewith as Exhibit 10.1.

On March 30, 2005, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2005 (the “Pooling and Servicing Agreement”) by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

The Offered Securities, having an aggregate principal balance of approximately $227,941,354 have been sold by the Registrant to (i) Countrywide Securities Corporation (“Countrywide”) pursuant to an Underwriting Agreement dated as of May 23, 2002 (the “Countrywide Underwriting Agreement”), as supplemented by a Terms Agreement dated as of March 28, 2005 (the “Countrywide Terms Agreement”), each by and among Countrywide, the Registrant and FHHLC and (ii) Credit Suisse First Boston LLC (“CSFB”) pursuant to an Underwriting Agreement dated as of October 25, 2004 (the “CSFB Underwriting Agreement”), as supplemented by a Terms Agreement dated as of March 28, 2005 (the “CSFB Terms Agreement”), each by and among CSFB, the Registrant and FHHLC. The Countrywide Underwriting Agreement and the CSFB Underwriting Agreement have been previously filed with the Commission and are incorporated herein by reference as Exhibit 1.1 and Exhibit 1.2, respectively. The Countrywide Terms Agreement and the CSFB Terms Agreement are filed herewith as Exhibit 1.3 and Exhibit 1.4, respectively.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	1.1	Underwriting Agreement dated May 23, 2002, by and among Countrywide, the Registrant and FHHLC *

	1.2	Underwriting Agreement dated October 25, 2004, by and among CSFB, the Registrant and FHHLC **

	1.3	Terms Agreement dated March 28, 2005 to Underwriting Agreement dated May 23, 2002, by and among Countrywide, the Registrant and FHHLC

	1.4	Terms Agreement dated March 28, 2005 to Underwriting Agreement dated October 25, 2004, by and among CSFB, the Registrant and FHHLC

	4.1	Pooling and Servicing Agreement dated as of March 1, 2005, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

	10.1	Mortgage Loan Purchase Agreement dated as of March 30, 2005, by and between FHHLC, as Seller, and FHASI, as Purchaser

* Previously filed with the Commission on June 10, 2002, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-73524)
** Previously filed with the Commission on November 3, 2004, as Exhibit 1.2 to the Registrant’s Current Report on Form 8-K (No. 333-74467)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

Date: April 5, 2005	By:	/s/ Alfred Chang
Alfred Chang
Vice President

Signature Page for Form 8-K
(2005-FA3 Issuance of Certificates)

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated May 23, 2002, by and among Countrywide, the Registrant and FHHLC *

1.2	Underwriting Agreement dated October 25, 2004, by and among CSFB, the Registrant and FHHLC **

1.3	Terms Agreement dated March 28, 2005 to Underwriting Agreement dated May 23, 2002, by and among Countrywide, the Registrant and FHHLC

1.4	Terms Agreement dated March 28, 2005 to Underwriting Agreement dated October 25, 2004, by and among CSFB, the Registrant and FHHLC

4.1	Pooling and Servicing Agreement dated as of March 1, 2005, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of March 30, 2005, by and between FHHLC, as Seller, and FHASI, as Purchaser

* Previously filed with the Commission on June 10, 2002, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-73524)
** Previously filed with the Commission on November 3, 2004, as Exhibit 1.2 to the Registrant’s Current Report on Form 8-K (No. 333-74467)